Item 1: Report to Shareholders

New Horizons Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Major U.S. stock indexes closed out 2006 with gains, rebounding from sharp declines in May and June. Domestic economic growth slowed over the course of the year but still remained healthy. A sharp slowdown in the housing sector and a surge in energy prices raised fears of a consumer-induced economic slowdown. However, continued strength in the corporate sector, which posted another year of double-digit earnings growth, offset this weakness. In addition, benign core inflation (excluding oil and food prices) led the Fed to end its two-year campaign of raising short-term rates, at least for now. Investors remained concerned about the situation in Iraq, and geopolitical challenges elsewhere, but focused more on the healthy economic growth in the U.S. and other parts of the world. Thus, most stock indices closed the year at or near all-time highs.

Your fund rose 5.50% in the past six months, underperforming the 9.38% gain in the Russell 2000 Index, the 6.86% increase in the Russell 2000 Growth Index, and the 6.70% return in the S&P 500 Stock Index. As shown in the Performance Comparison table, the fund was in line with its peer group as measured by the Lipper Small-Cap Growth Funds Index but lagged the Lipper Mid-Cap Growth Funds Index. Poor performance by some of the fund’s largest holdings and weak stock selection in a number of sectors were responsible for your fund’s underperformance.

HIGHLIGHTS

• U.S. equity markets approached or set new records, and small-cap stocks outperformed large-caps.

• For the year, the fund posted a solid performance, but it lagged its Lipper peer group.

• We reduced our weightings in consumer discretionary stocks and nudged up our holdings in business services, which we expect to do well in a period of slower economic growth.

• Although the small-cap cycle of outperformance is losing momentum, strong global demand for the riskier part of the equity market, along with a record level of takeover activity, should help small-cap shares.

The fund lagged the indexes in 2006 for similar reasons, but the longer-term relative returns are much more favorable. The fund’s average annualized return for the three-year period was 12.32% compared with 11.53% for the Lipper Mid-Cap Growth Funds Index and 8.90% for the Lipper Small-Cap Growth Funds Index; for five years, the fund’s average annualized return was 9.20% compared with 6.09% and 6.23%, respectively, for the Lipper peer groups; and for the 10-year period, it was 8.63% compared with 6.85% and 6.94% for the Lipper fund indexes. (Based on cumulative total return compared with the Lipper Mid-Cap Growth Fund universe, Lipper ranked the New Horizons Fund 357 out of 621, 129 out of 489, 58 out of 385, and 61 out of 153 for the 1-, 3-, 5-, and 10-year periods ended December 31, 2006, respectively. Past performance cannot guarantee future results.)

You may have noticed that our principal benchmark for this report has changed to the Lipper Mid-Cap Growth Funds Index from the Lipper Small-Cap Growth Funds Index. Historically, we have consistently owned portfolios close to the breakpoint between Lipper’s definition of small-cap and mid-cap growth funds and, according to their calculations, the fund crossed this line last fall.

From our perspective, there has been no discernible difference in the fund’s composition, and we will not manage the New Horizons Fund to fit Lipper’s categories. The fund’s investment strategy remains focused on investing in high-quality small-cap growth companies that are in the early stages of their growth cycle and holding on to them for an extended period of time. With an average holding period of approximately four years, we often let our winners run, even when the stocks have moved well into mid-cap territory. Our low turnover is an important characteristic of our investment approach, and we believe it works to the advantage of our shareholders. In our view, selling stocks for noninvestment reasons just because they reach some arbitrary market capitalization level is foolish.

MARKET ENVIRONMENT

World financial markets recorded another strong year despite a mid-year jolt. For the first four months of 2006, global markets appreciated handsomely. Investors felt confident about the strength of the global economy and eagerly chased riskier asset classes, searching for higher returns without demanding the normal risk premiums associated with these asset classes. In May, investor sentiment abruptly changed, and the bubble burst. At the time, we thought May’s global downturn might be a major market inflection point that marked a swing in the pendulum from a period where investors embraced risk to one where investors would demand higher returns for investing in riskier asset classes. Our call proved premature as world equity markets resumed their upward march in the year’s second half.

When the market corrected in May and June, investors were concerned that the Fed’s two-year program of 17 consecutive increases in the fed funds rate (taking the fed funds rate from 1% to 5.25%) would endanger future strong domestic economic and corporate earnings growth. Also feeding investor concerns were the popping of the housing market’s speculative bubble and record-high oil prices that seemed likely to squeeze consumers. In fact, second-half domestic economic growth slowed, but, at the end of the year, the nation’s economy remained sound, and investors are now crediting Fed Chairman Bernanke with engineering a soft landing for the economy without a sharp downturn and with beating back threats of higher inflation. Also, by year-end, oil prices declined sharply from their earlier peaks. Although the housing market remains extremely sluggish, record employment levels and a sound economy outside of housing diminish the likelihood of broader economic weakness.

While healthy underlying fundamentals were the principal contributor to last year’s strong market performance, unprecedented global liquidity at the government, corporate, and individual levels also played a major role. The world’s financial markets (including stocks, bonds, commodities, and real estate) are awash in liquidity with investors chasing perceived higher returns in riskier asset classes. This quest has led to lower overall market volatility in recent years—it has been approximately four years since the Dow Jones Industrial Average suffered a one-day decline greater than 2%. Also, risk premiums for assets such as small-cap stocks, high-yield bonds, and emerging market securities have shrunk to record low levels.

Adding fuel to these trends, U.S. hedge funds’ assets have grown dramatically to an estimated $1.2 trillion, and private equity/LBO firms have raised an estimated $400 billion over the last two years, which, with leverage, provides them with approximately $2 trillion of equity buying power. The surge in private equity buyouts of public companies reached record levels in 2006 and seems likely to increase again in 2007. Corporations, also flush with cash, are joining the party, too, with near-record levels of buyout activity. It is hard to predict when these trends will reverse themselves. It may take an economic recession or a sharp unanticipated rise in credit defaults to bring more risk awareness into financial market prices. In the near term, however, reasonable global economic growth and strong demand for financial assets seem likely to move most financial markets higher.

Looking more closely at the environment for your fund, small-cap shares, the focus of your fund’s investment program, had another good year. For seven of the past eight calendar years, the small-cap Russell 2000 Index outperformed the large-cap S&P 500 Index. Small-caps, however, seem to be losing some of their momentum. In the last six months of 2006, the Russell 2000 Index lagged the S&P 500 return even though small-caps outperformed in the last quarter. Within the small-cap market, value stocks handsomely outperformed growth for the year, and value stocks have now outperformed growth by a wide margin since the market peak in 2000. Most of growth’s underperformance in 2006 came in the May–June market correction when technology shares, in particular, declined sharply. With the underperformance, valuations of small-cap growth stocks look very attractive compared with small-cap value stocks.

PORTFOLIO REVIEW

The information technology and health care sectors were our two top absolute contributors in the past six months, and virtually all sectors—except energy and materials—had positive returns. Consumer discretionary holdings continued to post somewhat disappointing results. Some of the fund’s sector weightings worked well, such as our overweight position in the telecommunication services sector, where our stocks had outstanding performance.

The portfolio also realized some benefits from the boom in merger activity in 2006. Eighteen companies in our portfolio were acquired or taken private, and two other acquisitions were announced within days after the end of the year. Given the number of large-cap companies and cash-rich private equity funds looking for attractively priced targets, this trend is likely to continue for some time.

For the full year, our information technology holdings, laggards in the first half, were among our largest absolute contributors. In 2005, we began adding to our technology holdings. Significant new product cycles, strong earnings growth, and attractive relative valuations led us to increase our technology positions. We were a bit early, but these purchases finally paid off for us in the second half. Wireless Telecommunications continues to be a significant contributor. NII Holdings, the fund’s largest holding, which carries the Nextel brand in Mexico and parts of South America, was our top contributor. Strong subscriber growth, expanded geographical coverage, and an astute acquisition in Mexico are leading to extremely strong growth in cash flow, which we expect to continue for the next several years. FactSet Research Systems, a supplier of financial and economic data and analytics to investment professionals, was a strong second-half performer due to better-than-expected earnings, strong new product offerings, and growing non-U.S. operations. Another solid contributor was Activision, a leading international publisher of video game software. Activision published several of the industry’s hottest selling games last year. We expect its momentum to continue in 2007 and beyond. (Please refer to our portfolio of investments for the complete listing of holdings and the amount each represents in the portfolio.)

Buyouts of several technology holdings also boosted our results and supported our belief that technology companies were attractively valued. RSA Security, a provider of online security and encryption services, was acquired by EMC around midyear. Enterprise content management company FileNet was acquired by IBM in October, and Open Solutions, a company that writes bank software for small- and mid-sized banks, agreed to an acquisition by two private equity firms in the fourth quarter.

Technology companies were not the only companies targeted for buy-outs. Two of our biotechnology holdings—Myogen and ICOS—received takeover offers. Myogen, a biotechnology company that focuses on cardiovascular diseases, was acquired by Gilead Sciences in the last quarter. ICOS, a cutting-edge biotechnology company, received a buy-out offer from pharmaceutical giant Eli Lilly. Station Casinos, an operator of casinos that cater to Las Vegas residents, climbed nicely after receiving a management and private equity buyout offer.

Homebuilding stocks were weak performers for the year but were among our better performers in the second half after bottoming in July. Homebuilding fundamentals are expected to stay weak through most of 2007. Declining orders, surging cancellations, and lower prices plague the market as it tries to work its way through the speculative home-buying binge of the last several years. Most builders have also written off some of the land they acquired at lofty prices over the past few years as well. The stocks began to bounce back on cheap valuations, a healthy economy with strong employment, and attractive mortgage rates and availability. Long-time holdings Toll Brothers and Ryland Group recovered strongly in the second half.

The for-profit education industry is another group of former stellar performers that had mixed performance during the second half. For Apollo Group, a large, lucrative, and longtime holding that has established a solid business providing continuing education to working adults, 2006 was a difficult year. Declining enrollment growth, a shifting business model, top management changes, and the disclosure of options granting issues led to a large decline. We sharply reduced our position. On the other hand, Laureate Education rose. The operator of private universities in Mexico, Spain, Chile, and, most recently, Brazil, has experienced surging enrollments and has skillfully managed its rapid growth. We continue to hold its stock.

Looking at changes we made to the portfolio in recent months, we reduced our heavy weightings in consumer discretionary holdings and nudged up our holdings in business services companies that we expect to do well in a period of slower overall economic growth. We added to our position in Corporate Executive Board, a company that provides best-practices research to large corporations. Its subscription-based services are highly profitable, and it has strong cash flow. We also added to our holdings of Williams Scotsman International, a provider of mobile and modular offices, classrooms, and storage facilities. We also initiated a position in Administaff, a provider of human resources services to small and medium-sized companies.

In the health care field, we added to our holdings in Healthways, ResMed, and Respironics. We believe that Healthways, a disease-management company, is well positioned to respond to the growth in demand for its services from commercial insurers and Medicare. ResMed and Respironics are two market leaders in providing products and services to individuals with breathing-related sleep disorders. We also added to our position in Time Warner Telecom, a provider of voice, data, image, and video transmission networking to businesses and larger organizations. The company completed a merger that expands its fiber optic network and its ability to serve existing customers and sign up new ones.

OUTLOOK

We believe the economy will experience another year of healthy economic growth in 2007, albeit at a slower pace than the last several years. In the first half of the year, growth could even show an uptick as the drag from the weak residential housing sector subsides, lower energy costs reduce the burden on consumers, unemployment remains low, and relatively low interest rates continue to make credit easily available. Corporate earnings growth should remain solid—in the 5% to 10% range—following four years of double-digit growth. Globally, conditions remain favorable, and strong foreign demand should help U.S. companies, most of which are increasingly multinational. Geopolitically, the quagmire in Iraq is likely to continue, and instability elsewhere adds an element of uncertainty to the outlook.

All in all, though, the favorable economic backdrop and the strong demand for equities by corporations, private equity funds, and individuals discussed earlier in this report should lead to further gains in stock prices in 2007. Moreover, stock market valuations remain reasonable, given the strong earnings growth of recent years.

Small-cap stocks have now led the market for almost eight years, one of the longest periods of small-cap outperformance in history. Since the change in market leadership at the end of March 1999, the Russell 2000 small-cap index has risen 118.50%, far surpassing the S&P 500’s return of 24.69%. Given strong earnings growth and relatively low inflation and interest rate levels, small-cap valuation levels remain reasonable. However, given their long-term underperformance, larger-cap stock valuations seem even more compelling. The accompanying charts show historical absolute and relative valuations of the New Horizons Fund portfolio compared with the S&P 500. While the absolute P/E seems very much in line with levels of the past 10 years, the relative P/E as of December 31, 2006, was 1.49 times the P/E of the S&P 500. Although its P/E has dropped slightly over the last nine months, the fund’s P/E relative to the S&P 500 is still very near the high end of its range over the past 20 to 25 years.

We believe that as long as the economic cycle and bull market continue, small-caps will perform well on an absolute basis and at least hold their own on a relative basis. Strong global demand for equities, in general, and for the riskier part of the equity market in particular, along with a record level of takeover activity, will continue to benefit small-cap shares. We also believe that small-cap growth stocks should show better relative performance in 2007. Attractive valuations compared with small-cap value companies and the ability to generate above-average earnings growth, even as overall economic and corporate profit growth slows, should help small-cap growth companies generate solid performance. We believe T. Rowe Price’s broad commitment to research in the small-cap area should enable us to continue to identify the most promising small-cap growth companies and position the portfolio for attractive returns in the years ahead.

Respectfully submitted,

John H. Laporte
President of the fund and chairman of its Investment Advisory Committee

January 17, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000’s total market capitalization. Performance is reported on a total return basis.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

Six Months Ended 12/31/06

Best Contributors		Worst Contributors	
NII Holdings	14¢	Apollo Group	-12¢
Myogen **	13	Christopher & Banks	-10
Toll Brothers	11	LCA-Vision	-6
DaVita	9	Panera Bread	-6
Activision	8	AnnTaylor Stores	-5
Immucor	7	Corporate Executive Board	-5
FactSet Research Systems	7	Coventry Health Care	-5
Medicines Company	6	Alkermes	-4
Centene *	6	Foundation Coal Holdings	-4
ADVO **	6	FMC Technologies	-4
Total	87¢	Total	-61¢

12 Months Ended 12/31/06

Best Contributors		Worst Contributors	
NII Holdings	40¢	Apollo Group	-25¢
FMC Technologies	13	Neurocrine Biosciences **	-24
Myogen **	12	Ryland Group	-9
FactSet Research Systems	11	Coventry Health Care	-7
Roper Industries	9	Legg Mason	-7
Immucor	9	Actuant	-7
Digital River	9	Omnicare	-7
Henry Schein	8	Bill Barrett	-6
Open Solutions	8	PF Chang's China Bistro	-6
Medicines Company	7	Panera Bread	-6
Total	126¢	Total	-104¢

* Position added

** Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 99.0%		
CONSUMER DISCRETIONARY 16.8%		
Diversified Consumer Services 1.8%		
Apollo Group, Class A (1)	1,000,000	38,970
Laureate Education (1)	1,750,000	85,102
		124,072
Hotels, Restaurants & Leisure 5.5%		
BJ's Restaurants (1)(2)	500,000	9,095
BJ's Restaurants (1)	540,900	10,932
Orient-Express, Class A	650,000	30,758
Panera Bread, Class A (1)	1,250,000	69,887
PF Chang's China Bistro (1)	1,000,000	38,380
Rare Hospitality International (1)	1,350,000	44,456
Red Robin Gourmet Burgers (1)	500,000	17,925
Shuffle Master (1)	500,000	13,100
Sonic (1)	1,400,000	33,530
Station Casinos	784,000	64,029
Texas Roadhouse, Class A (1)	151,000	2,002
WMS Industries (1)	1,500,000	52,290
		386,384
Household Durables 2.8%		
IRobot (1)	300,000	5,418
Meritage (1)	500,000	23,860
Ryland Group	980,000	53,527
Toll Brothers (1)	3,478,000	112,096
		194,901
Internet & Catalog Retail 0.5%		
Blue Nile (1)	389,509	14,369
priceline.com (1)	486,000	21,194
		35,563
Leisure Equipment & Products 0.2%		
MarineMax (1)	600,000	15,558
		15,558

FINANCIALS 7.1%

Capital Markets 2.8%

Affiliated Managers Group (1)	560,600	58,936
Cohen & Steers	500,000	20,085
GFI Group (1)	202,000	12,577
Greenhill	250,000	18,450
Investors Financial Services	322,500	13,761
Legg Mason	500,000	47,525
optionsXpress Holdings	255,000	5,786
Penson Worldwide (1)	535,100	14,667
Thomas Weisel Partners (1)	305,000	6,435
		198,222

Commercial Banks 1.6%

Boston Private Financial	350,000	9,873
Prosperity Bancshares	300,000	10,353
Signature Bank (1)	668,300	20,704
SVB Financial Group (1)	300,000	13,986
Texas Capital Bancshares (1)	800,000	15,904
UCBH Holdings	2,250,000	39,510
		110,330

Consumer Finance 0.2%

Advance America Cash Advance Centers	733,500	10,746
		10,746

Diversified Financial Services 0.6%

Endeavor Acquisition, Equity Units (1)(3)	1,490,000	17,820
IntercontinentalExchange (1)	160,000	17,264
International Securities Exchange Hldngs	178,000	8,329
		43,413

Insurance 1.6%

First Mercury Financial (1)	115,000	2,705
Hub International	500,000	15,695

Infinity Property & Casualty	931,000	45,051
James River Group (1)	219,005	7,078
MaxRe Capital	1,000,000	24,820
National Financial Partners	400,000	17,588
		112,937
Real Estate Management & Development 0.0%		
HouseValues (1)	490,000	2,759
		2,759
Thrifts & Mortgage Finance 0.3%		
Delta Financial (3)	1,750,000	17,728
		17,728
Total Financials		496,135
HEALTH CARE 20.6%		
Biotechnology 6.0%		
Acadia Pharmaceuticals (1)(3)	1,250,000	10,988
Acadia Pharmaceuticals, Warrants, 4/1/10 (1)(2)(3)	520,000	83
Alexion Pharmaceutical (1)	1,000,000	40,390
Alkermes (1)	1,613,500	21,572
Altus Pharmaceuticals (1)	550,000	10,368
Cephalon (1)	425,000	29,924
Combinatorx (1)(3)	689,510	5,971
Cubist Pharmaceuticals (1)	850,000	15,394
Cytokinetics (1)	982,000	7,345
deCode genetics (1)	2,688,000	12,177
Dyadic International (1)(2)	800,000	4,392
Dyadic International, Warrants, 5/30/10 (1)(2)	160,000	—
EXACT Sciences (1)	392,000	1,109
Human Genome Sciences (1)	1,050,000	13,062
Incyte Genomics (1)	3,400,000	19,856
Infinity Pharmaceuticals (1)	650,800	8,102
Inhibitex (1)	1,000,000	1,650

InterMune (1)	600,000	18,450
Martek Biosciences (1)	900,000	21,006
Medarex (1)	100,000	1,479
Memory Pharmaceuticals (1)	200,000	488
Momenta Pharmaceuticals (1)	1,300,000	20,449
Myriad Genetics (1)	1,000,000	31,300
ONYX Pharmaceuticals (1)	109,300	1,156
Panacos Pharmaceuticals (1)	1,850,000	7,419
Pharmion (1)	1,000,000	25,740
Senomyx (1)(3)	1,600,000	20,784
Theravance (1)	725,000	22,395
United Therapeutics (1)	150,000	8,156
Vertex Pharmaceuticals (1)	1,000,000	37,420
		418,625
Health Care Equipment & Supplies 3.1%		
Cerus (1)	1,205,000	7,061
EPIX Pharmaceuticals (1)	1,350,000	9,315
EV3 (1)	400,000	6,892
Greatbatch (1)	500,000	13,460
Immucor (1)	1,223,500	35,763
Integra LifeSciences (1)	533,100	22,705
Northstar Neuroscience (1)	300,000	4,314
NxStage Medical (1)	310,000	2,598
ResMed (1)	1,100,000	54,142
Respironics (1)	1,278,400	48,259
Stereotaxis (1)	750,000	7,740
		212,249
Health Care Providers & Services 9.9%		
AMERIGROUP (1)	633,300	22,729
Centene (1)	1,250,000	30,712
Community Health System (1)	1,000,000	36,520
Coventry Health Care (1)	1,919,000	96,046
DaVita (1)	2,500,000	142,200

HealthExtras (1)	924,000	22,268
Healthways (1)	500,000	23,855
Henry Schein (1)	3,750,000	183,675
LCA-Vision	485,442	16,680
LifePoint Hospitals (1)	600,000	20,220
Omnicare	450,000	17,384
Sunrise Senior Living (1)	500,000	15,360
Symbion (1)	750,000	13,883
United Surgical Partners International (1)	800,000	22,680
VCA Antech (1)	932,300	30,011
		694,223
Health Care Technology 0.2%		
HealthStream (1)(3)	2,357,000	9,310
WebMD Health (1)	120,000	4,803
		14,113
Life Sciences Tools & Services 0.6%		
Diversa (1)	900,000	9,792
Exelixis (1)	2,250,000	20,250
Illumina (1)	250,000	9,827
pSivida, ADR (1)(3)	138,979	271
		40,140
Pharmaceuticals 0.8%		
Alexza Pharmaceuticals (1)	368,100	4,193
Atherogenics (1)	1,000,000	9,910
Cadence Pharmaceuticals (1)	254,525	3,136
Inspire Pharmaceuticals (1)	1,200,000	7,620
Medicines Company (1)	870,640	27,617
Medicis Pharmaceutical, Class A	150,000	5,269
		57,745
Total Health Care		1,437,095

INDUSTRIALS & BUSINESS SERVICES 17.2%

Aerospace & Defense 2.8%		
Argon ST (1)	637,000	13,721
Armor Holdings (1)	975,000	53,479
HEICO, Class A	725,000	23,620
Moog, Class A (1)	1,250,200	47,745
MTC Technologies (1)	200,000	4,710
Teledyne Technologies (1)	576,600	23,139
Triumph Group	500,000	26,215
		192,629
Air Freight & Logistics 0.2%		
EGL (1)	294,000	8,755
Global Logistics, Equity Units (1)(3)	954,000	7,918
		16,673
Building Products 0.1%		
Builders FirstSource (1)	500,000	8,915
		8,915
Commercial Services & Supplies 8.2%		
Administaff	400,000	17,108
Advisory Board (1)(3)	1,050,000	56,217
American Reprographics (1)	200,000	6,662
Corporate Executive Board	977,300	85,709
CoStar Group (1)	250,000	13,390
CRA International (1)	516,100	27,044
Global Cash Access (1)	1,500,000	24,345
IHS (1)	787,700	31,098
Korn/Ferry (1)	2,000,000	45,920
Mobile Mini (1)(3)	2,058,000	55,443
Navigant Consulting (1)	1,900,000	37,544
Resources Global Professionals (1)	1,754,902	55,876
School Specialty (1)(3)	1,020,468	38,257
Taleo, Class A (1)(3)	1,086,000	14,846

Waste Connections (1)	1,500,000	62,325
		571,784

Industrial Conglomerates 1.4%

Roper Industries	2,000,000	100,480
		100,480

Machinery 2.7%

Actuant, Class A (3)	1,500,000	71,475
ESCO Technologies (1)	550,000	24,992
Oshkosh Truck	1,862,000	90,158
		186,625

Trading Companies & Distributors 1.8%

Beacon Roofing Supply (1)	200,000	3,764
H&E Equipment Services (1)	250,000	6,193
Interline Brands (1)	1,500,000	33,705
MSC Industrial Direct	1,175,000	46,001
United Rentals (1)	735,000	18,691
Williams Scotsman International (1)	1,000,000	19,620
		127,974

Total Industrials & Business Services		1,205,080

INFORMATION TECHNOLOGY 22.9%

Communications Equipment 0.6%

ADTRAN	588,000	13,347
Finisar (1)	3,000,000	9,690
IXIA (1)	800,000	7,680
Optium (1)	479,700	11,964
Packeteer (1)	90,800	1,235
		43,916

Computers & Peripherals 0.6%

Avid Technology (1)	662,000	24,666
Intermec (1)	516,600	12,538

Rackable Systems (1)	213,900	6,624
		43,828
Electronic Equipment & Instruments 1.5%		
Cogent (1)	887,582	9,772
DTS (1)	86,600	2,095
Molex	98,000	3,100
National Instruments	833,000	22,691
Orbotech (1)	955,000	24,295
Scansource (1)	450,000	13,680
Trimble Navigation (1)	569,900	28,911
		104,544
Internet Software & Services 3.6%		
24/7 Media (1)	2,266,000	20,507
aQuantive (1)	1,030,000	25,400
Bankrate (1)	300,000	11,385
CNET Networks (1)	2,314,000	21,034
Digital Insight (1)	568,500	21,882
Digital River (1)	676,300	37,731
Digitas (1)	1,556,120	20,868
DIVX (1)	162,091	3,739
Equinix (1)	159,900	12,092
Liquidity Services (1)	400,000	6,884
LoopNet (1)	235,000	3,520
Marchex, Class B (1)	1,030,000	13,781
The Knot (1)	950,000	24,928
Websense (1)	593,300	13,545
WebSideStory (1)(3)	1,320,700	16,720
		254,016
IT Services 3.0%		
Exlservice Holdings (1)	208,800	4,393
Fidelity National Information	700,000	28,063
Forrester Research (1)	298,500	8,092
Global Payments	1,250,000	57,875

Heartland Payment Systems	825,000	23,306
Maximus	343,000	10,558
Moneygram International	380,600	11,936
Paychex	98,000	3,875
RightNow Technologies (1)	1,180,000	20,320
SkillSoft, ADR (1)	3,450,000	21,424
SRA International, Class A (1)	200,000	5,348
TALX Corporation	500,000	13,725
TNS (1)	55,800	1,074
		209,989

Semiconductor & Semiconductor Equipment 7.1%

Advanced Energy Industries (1)	684,000	12,907
Altera (1)	588,000	11,572
AMIS Holdings (1)	729,875	7,715
Analog Devices	735,000	24,159
Atheros Communications (1)	1,000,000	21,320
ATMI (1)	548,300	16,740
Cabot Microelectronics (1)	300,000	10,182
Centillium Communications (1)	2,000,000	4,280
CEVA (1)	504,100	3,261
Conexant Systems (1)	6,000,000	12,240
Credence Systems (1)	980,000	5,096
Cymer (1)	677,258	29,765
Entegris (1)	2,206,900	23,879
FEI (1)(3)	1,800,000	47,466
Integrated Device Technology (1)	3,593,000	55,620
Intersil Holding, Class A	1,004,000	24,016
Intevac (1)	1,000,000	25,950
Lattice Semiconductor (1)	1,566,000	10,148
Linear Technology	196,000	5,943
Mattson Technology (1)	758,000	7,065
Maxim Integrated Products	735,000	22,506
PDF Solutions (1)	1,090,430	15,757
Pixelworks (1)	441,700	1,011

PMC-Sierra (1)	4,134,000	27,739
Semtech (1)	1,277,000	16,690
Silicon Laboratories (1)	663,300	22,983
Virage Logic (1)	939,200	8,725
Volterra Semiconductor (1)	700,000	10,500
Xilinx	490,000	11,667
		496,902
Software 6.5%		
Activision (1)	2,940,000	50,686
Bottomline Technologies (1)(3)	1,198,000	13,717
Convera (1)	1,470,000	6,747
FactSet Research Systems	1,521,400	85,929
Jack Henry & Associates	2,152,200	46,057
Kronos (1)	784,000	28,804
McAfee (1)	685,000	19,440
Motive (1)	1,131,700	4,097
NAVTEQ (1)	796,000	27,836
Net 1 UEPS Technologies (1)	100,000	2,956
Open Solutions (1)(3)	550,000	20,702
Quest Software (1)	1,158,400	16,970
Red Hat (1)	1,274,000	29,302
Take-Two Interactive Software (1)	1,268,000	22,520
THQ (1)	431,991	14,048
Ultimate Software Group (1)	657,000	15,282
Verint Systems (1)	839,000	28,761
Wind River Systems (1)	1,602,400	16,425
		450,279
Total Information Technology		1,603,474
MATERIALS 0.4%		
Chemicals 0.4%		
Airgas	200,000	8,104

(3)Affiliated Companies

($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income‡	Value 12/31/06	12/31/05
AC Moore Arts & Crafts	$ 368	$ 206	$ -	$ 21,670	$ 14,550
Acadia Pharmaceuticals	2,756	2,578	-	10,988	12,925
Acadia Pharmaceuticals, Warrants, 4/1/10	-	-	-	83	221
Actuant, Class A	1,974	458	120	71,475	83,700
Advisory Board	14,232	553	-	56,217	*
Agile Software++	-	-	-	-	10,178
Altiris++	-	-	-	-	15,476
Bottomline Technologies	13,596	26	-	13,717	-
Christopher & Banks	-	370	394	36,574	37,560
Combinatorx	6,398	-	-	5,971	-
Delta Financial	2,756	188	335	17,728	12,109
Endeavor Acquisition, Equity Units	-	248	-	17,820	12,153
FEI	7,214	558	-	47,466	*
Global Logistics, Equity Units	7,792	160	-	7,918	-
HealthStream	-	50	-	9,310	5,604
Mobile Mini	3,198	292	-	55,443	47,039
Open Solutions	-	15,440	-	20,702	28,650
pSivida, ADR	-	3,366	-	271	*
School Specialty	-	14,733	-	38,257	58,304
Senomyx	1,674	180	-	20,784	18,180
Spanish Broadcasting Class A	-	-	-	**	11,152

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($ 000s)

		Year Ended 12/31/06		12/31/05
Increase (Decrease) in Net Assets				
Operations				
Net investment loss	$	(29,101)	$	(28,050)
Net realized gain		485,385		388,653
Change in net unrealized gain		21,660		328,681
Increase in net assets from operations		477,944		689,284
Distributions to shareholders				
Net realized gain		(368,748)		(200,312)
Capital share transactions*				
Shares sold		1,588,587		1,069,826
Shares issued in connection with fund acquisition		27,936		–
Distributions reinvested		352,034		191,744
Shares redeemed		(1,624,331)		(952,019)
Increase in net assets from capital share transactions		344,226		309,551
Net Assets				
Increase during period		453,422		798,523
Beginning of period		6,539,441		5,740,918
End of period	**$**	**6,992,863**	**$**	**6,539,441**
Undistributed net investment income		–		–
*Share information				
Shares sold		47,550		35,149
Shares issued in connection with fund acquisition		883		–
Distributions reinvested		10,936		5,922
Shares redeemed		(48,809)		(31,432)
Increase in shares outstanding		10,560		9,639

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $276,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2006, the fund realized $83,331,000 of net gain on $146,004,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,674,786,000 and $1,567,155,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, were characterized as follows for tax purposes:

At December 31, 2006, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2006, the fund utilized $651,000 of capital loss carryforwards. As of December 31, 2006, the fund had $4,875,000 of capital loss carryforwards, which expire in 2010. Further, $4,875,000 of the fund’s unused capital loss carryforwards may be subject to certain limitations on amount and/or timing of use, related to being acquired through tax-free reorganization.

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $4,324,204,000.

NOTE 4 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred Small-Cap Growth Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 882,932 shares of the fund (with a value of $27,936,000) for the 2,907,270 shares of the acquired fund outstanding on June 16, 2006. The net assets of the acquired fund at that date included $1,309,000 of unrealized depreciation and $5,526,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $6,611,967,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $85,000 for Price Associates, $2,101,000 for T. Rowe Price Services, Inc., and $5,564,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2006, the fund was charged $235,000 for shareholder servicing costs related to the college savings plans, of which $175,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2006, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2006, the fund was allocated $627,000 of Spectrum Funds’ expenses and $276,000 of Retirement Funds’ expenses. Of these amounts, $668,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2006, approximately 6% of the outstanding shares of the fund were held by the Spectrum Funds and 4% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of December 31, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 139,524 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $12,461,000 from short-term capital gains,

• $375,760,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $1,928,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,928,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1994	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to pres-
1988	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to
12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe
Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company; President, New Horizons Fund
1988
[15]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly student, Stanford
Graduate School of Business (to 2002)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New Horizons Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Hugh M. Evans III, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Horizons Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, New Horizons Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Trust Company

Francies W. Hawks (1944)	Assistant Vice President, T. Rowe Price
Assistant Vice President, New Horizons Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, New Horizons Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, New Horizons Fund	T. Rowe Price Investment Services, Inc.

Jay S. Markowitz, M.D. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price; formerly
Vice President, New Horizons Fund	Healthcare Equity Analyst, Putnam Investments
(to 2004) and student, Harvard Business
School (to 2003)

Timothy E. Parker (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, New Horizons Fund

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007